UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2021 (July 22, 2021)

ServiceSource International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, 25th Floor

Denver, CO 80202

(Address of principal executive offices, including zip code)

(720) 889-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common Stock, $0.0001 Par Value	SREV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 23, 2021, ServiceSource International, Inc. (the “Company”) and its wholly-owned subsidiary ServiceSource Delaware, Inc., together as borrowers, entered into a Loan and Security Agreement (the “Loan Agreement”) with Bank of America, N.A., as lender. The Loan Agreement provides for a senior secured revolving line of credit of $35 million and a $4 million letter of credit sublimit, and includes an accordion feature allowing the Company, at its option, to increase the aggregate amount of the revolving line of credit by an additional $10 million to a maximum amount of $45 million. Outstanding indebtedness under the Loan Agreement may be prepaid without penalty or premium. Any outstanding indebtedness under the Loan Agreement is required to be repaid in full on or prior to July 23, 2024. The obligations under the Loan Agreement are secured by substantially all assets of the borrowers. The Loan Agreement includes representations, covenants, and events of default customary for financing transactions of this type.

At the borrowers’ option, borrowings under the Loan Agreement will bear interest at a floating rate equal to: (i) the Bloomberg Short-Term Bank Yield Index rate (“BSBY”) plus the applicable rate of 2.0% to 2.5% determined based on the borrowers’ availability ratio, or (ii) the base rate plus the applicable rate of 1.0% to 1.5% based on the borrowers’ availability ratio.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the full and complete terms of the Loan Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

On July 22, 2021, in connection with entering into the Loan Agreement described above, the Company terminated the Revolving Loan Credit Agreement, dated as of July 30, 2018, among the Company and ServiceSource Delaware, Inc., as borrowers, and Compass Bank, as lender. The information set forth in Item 1.01 above is incorporated by reference in this Item 1.02 in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Loan and Security Agreement, dated as of July 23, 2021, among ServiceSource International, Inc. and ServiceSource Delaware, Inc., as Borrowers, and Bank of America, N.A., as Lender.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 28, 2021
SERVICESOURCE INTERNATIONAL, INC.

		By:	/s/ MEGAN FINE
Name: Megan Fine
Title: General Counsel